EXHIBIT 31.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

I, R. Ramin Kamfar, certify that:

1.	I have reviewed this quarterly report on Form 10-Q of Bluerock Enhanced Multifamily Trust, Inc.;
2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;
3.	Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;
4.	The registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and have [Language omitted in accordance with SEC Release No. 34-47986 and 34-54942]:
	a.	Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;
	b.	[Paragraph omitted in accordance with SEC transition instructions contained in SEC Release Nos. 34-47986 and 34-
54942];
	c.	Evaluated the effectiveness of the registrant’s disclosures controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this based on such evaluation; and
	d.	Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrants most recent fiscal quarter (the registrants fourth quarter in the case of an annual report) that has materially affected, or is reasonably likely to affect, the registrant’s internal controls over financial reporting; and
5.	The registrant’s other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant’s auditors and the audit committee of registrant’s board of directors (or persons performing the equivalent functions):
	a.	All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and
	b.	Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

                                                                                                   Date: November 20, 2009

                                                                                                   /s/ R. Ramin Kamfar
                                                                                                   R. Ramin Kamfar
                                                                                                   Chief Executive Officer and Chairman of the Board